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                                                                           [CSS]


                 SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT


         This SECOND AMENDMENT (this "Amendment"), dated as of July 29, 2003, is among CSS INDUSTRIES, INC., a Delaware corporation (the "Servicer"), CSS FUNDING LLC, a Delaware limited liability company (the "Company") and each of the entities listed on Schedule I to the Agreement (as defined below) (each, an "Originator"; and collectively, "Originators").

                                    RECITALS

         1. The Servicer, the Company and the Originators are parties to the Purchase and Sale Agreement, dated as of April 30, 2001 (as amended, supplemented or otherwise modified from time to time, the "Agreement").

         2. The Servicer, the Company and the Originators desire to amend the Agreement as hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         SECTION 1. Amendment to the Agreement.

            (a) Subsection 4.3(d) of the Agreement is hereby amended and restated in its entirety as follows:

                (d) The Administrator shall have given Moody's and Standard &
            Poor's at least 30 days prior written notice of such proposed addition and the identity of the proposed additional Originator and shall have provided such other information with respect to such proposed additional Originator as Moody's or Standard & Poor's may reasonably request; and

         SECTION 2. Conditions to Effectiveness.

         This Amendment shall become effective as of the date hereof subject to
(i) the condition precedent that the Administrator shall have received the following, each duly executed and dated as of the date hereof (or such other date satisfactory to the Administrator), in form and substance satisfactory to the Administrator:

            (a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto; and

            (b) such other documents and instruments as the Administrator may reasonably request.





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         SECTION 3. Effect of Amendment; Ratification. Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "the Purchase and Sale Agreement", "this Agreement", "hereof", "herein", or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.

         SECTION 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         SECTION 5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable conflict of laws principles.

         SECTION 6. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

                           [SIGNATURE PAGES TO FOLLOW]































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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                          CSS FUNDING LLC


                                          By:   ________________________________
                                                Name: __________________________
                                                Title:__________________________



                                          CSS INDUSTRIES, INC., as Servicer


                                          By:   ________________________________
                                                Name: __________________________
                                                Title: _________________________














                                     S-1           Second Amendment to PSA (CSS)
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                                          ORIGINATORS:

                                          BERWICK OFFRAY LLC
                                          (f/k/a Berwick Industries LLC)


                                          By: __________________________________
                                              Name: ____________________________
                                              Title: ___________________________



                                          CLEO INC


                                          By: __________________________________
                                              Name: ____________________________
                                              Title: ___________________________



                                          LION RIBBON COMPANY, INC.


                                          By: __________________________________
                                              Name: ____________________________
                                              Title: ___________________________



                                          THE PAPER MAGIC GROUP, INC.


                                          By:
                                              Name: ____________________________
                                              Title: ___________________________










                                     S-2           Second Amendment to PSA (CSS)